                                                                    EXHIBIT 10.3

               CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT


          This Contribution, Conveyance and Assumption Agreement, dated as of November ____, 1998, is entered into by and among PLAINS RESOURCES INC., a Delaware corporation ("Plains Resources"), PLAINS ALL AMERICAN, INC., a Delaware corporation ("PAAI"), PLAINS ALL AMERICAN PIPELINE, L.P., a Delaware limited partnership (the "Partnership"), PLAINS MARKETING, L.P., a Delaware limited partnership ("Plains Marketing"), ALL AMERICAN, L.P., a Texas limited partnership ("All American L.P."), PAAI, LLC, a Delaware limited liability company ("PAAI LLC") and Gathering LLC, a Texas limited liability company ("Gathering LLC").

                                    RECITALS

          WHEREAS, PAAI and Plains have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") for the purpose of serving as the sole limited partner of Plains Marketing;

          WHEREAS, PAAI contributed $990.00 to the capital of the Partnership and received a 1% general partner interest and a 49% limited partner interest therein; and Plains contributed $990.00 to the capital of the Partnership and received a 50% limited partner interest therein;

          WHEREAS, Plains sold its 50% limited partner interest in the Partnership to Philip Kramer (the "Organizational Limited Partner");

          WHEREAS, PAAI and the Partnership have heretofore formed Plains Marketing pursuant to the Delaware Act for the purpose of acquiring, owning and operating the midstream crude oil business and assets of Plains Resources and its subsidiaries (the "Business");

          WHEREAS, PAAI contributed $500 to the capital of Plains Marketing and received a 1% general partner interest and a 49% limited partner interest therein; and the Partnership contributed $500 to the capital of Plains Marketing and received a 50% limited partner interest therein;

          WHEREAS, All American Pipeline Company, a Texas corporation ("All American"), has previously formed Gathering LLC, as a wholly owned subsidiary of All American, and caused its subsidiary Celeron Gathering Corporation, a Delaware corporation, to merge into Gathering LLC;

          WHEREAS, PAAI has previously formed PAAI LLC, as a wholly-owned subsidiary of PAAI to hold one share of All American stock;

          WHEREAS, concurrently with the consummation of the transactions contemplated hereby, All American will adopt articles of conversion and convert to All American L.P. in which PAAI will hold a 1% general partner interest and a 98.999% limited partner interest (the "All American LP Interest") and PAAI LLC will hold a .001% limited partner interest;

          WHEREAS, concurrently with the consummation of the transactions contemplated hereby, All American L.P. will assume $175 Million of PAAI's outstanding debt and will distribute its ownership interest in Gathering LLC (the "Gathering LLC Interest") to PAAI;

          WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of Plains Marketing & Transportation, Inc., a Delaware corporation ("Plains Transportation"), Plains Terminal & Transfer Corporation, a Delaware corporation ("Plains Terminal"), PLX Crude Lines Inc., a Delaware corporation ("PLX Crude") and PLX Ingleside, Inc., a Delaware corporation ("PLX Crude Ingleside") will be merged with and into Plains Resources;

          WHEREAS, concurrently with the consummation of the transactions contemplated hereby, Gathering LLC and All American L.P. will distribute to PAAI certain excess working capital assets, and Celeron Trading & Transportation Company, a Delaware corporation ("CT&T"), shall be merged with and into PAAI;

          WHEREAS, concurrently with the consummation of the transactions contemplated hereby, PAAI and the Partnership have entered into that certain Amended and Restated Agreement of Limited Partnership of Plains Marketing (the "Operating Partnership Agreement");

          WHEREAS, concurrently with the consummation of the transactions contemplated hereby, PAAI and the Organizational Limited Partner, have entered into that certain Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement");

          NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I
                      DEFINITIONS; CONCURRENT TRANSACTIONS

     1.1 DEFINITIONS. The following capitalized terms shall have the meanings given below.
          "AGREEMENT" means this Contribution, Conveyance and Assumption Agreement.
          "ALL AMERICAN L.P." has the meaning assigned to such term in the opening paragraph of this Agreement.
          "ALL AMERICAN LP INTEREST" has the meaning assigned to such term in the Recitals to this Agreement.
          "ALL AMERICAN WC ASSETS" means [describe working capital to be distributed to PAAI by All American L.P.].

          "ASSETS" means the Plains Assets and the PAAI Assets.
          "BUSINESS" has the meaning assigned to such term in the Recitals to this Agreement.
          "COMMON UNITS" has the meaning assigned to such term in the Recitals to this Agreement.

          "CONVEYANCE, ASSIGNMENT AND BILL OF SALE" means a Conveyance, Assignment and Bill of Sale in recordable form from each of Plains Resources and PAAI, as the case may be, to Plains Marketing, the form of which is attached hereto as Exhibit A.

          "CT&T ASSETS" means [describe Celeron Trading & Transportation Company Assets].

          "CUSHING TERMINAL" means the crude oil terminal and storage facility located in Payne and Lincoln Counties, Oklahoma, including, without limitation, the real property and other property interests described in that certain Conveyance, Assignment and Bill of Sale (Cushing) of even date herewith from Plains Resources to Plains Marketing (a copy of the form of which is attached hereto as Exhibit ___) along with the assets described below that are a part of or are used exclusively in connection with the crude oil terminal and storage facility:
          (i) storage tanks, stations, substations, terminal facilities and related properties and assets;
          (ii) all motor vehicles, tractors, trailers, tanks, railcars, other vehicles, machinery and related equipment, whether owned or leased;
          (iii) every contract, agreement, arrangement, grant, gift, trust or other arrangement or understanding of any kind;

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          (iv) any and all rights, claims and causes of action under warranties, insurance policies, contracts and related rights;
          (v) communication equipment, computer equipment and software and leasehold interests therein;
          (vi) all know-how, every trade secret, every customer list and all other confidential information of every kind;
          (vii) every customer relationship, employee relationship, supplier relationship and other relationship of any kind;
          (viii) every other proprietary right of any kind;
          (ix) all governmental licenses, permits, approvals, franchises, registrations and authorizations of every kind;
          (x) copies of all of the books, records, papers and instruments, including without limitation, accounting and financial records;
          (xi) any and all monies, rents, revenues, accounts receivable or other proceeds receivable;
          (xii) all deposits, prepayments and prepaid expenses;
          (xiii) all unbilled receivables;
          (xiv) all trade names, trademarks, service marks, logos, marks and symbols of any kind, together with all goodwill associated therewith and all other trade names, trademarks and service marks;
          (xv) all rights, benefits, privileges and appurtenances pertaining to any of the foregoing;

     excluding, however, any of such assets that constitute Plains Excluded Assets.
          "DELAWARE ACT" has the meaning assigned to such term in the Recitals to this Agreement.
          "EFFECTIVE TIME" means 9:00 a.m. Eastern Standard Time on November ___, 1998.
          "EXISTING INDEBTEDNESS" means $325 Million Senior Secured Credit Facility dated July 30, 1998 with ING Barings, as Administrative and Syndication Agent, executed in connection with the acquisition of the Business by PAAI.
          "GATHERING LLC INTEREST" has the meaning assigned to such term in the Recitals to this Agreement.
          "GATHERING LLC WC ASSETS" means [describe working capital assets to be distributed to PAAI by Gathering LLC].
          "INGLESIDE TERMINAL" means the crude oil terminal and storage facility located in San Patricio County, Texas, including, without limitation, the real property and other property interests described in that certain Conveyance, Assignment and Bill of Sale (Ingleside) of even date herewith from Plains Resources to Plains Marketing (a copy of the form of which is attached hereto as Exhibit ___) along with the assets described below that are a part of or are used exclusively in connection with the crude oil terminal and storage facility:
          (i) storage tanks, stations, substations, terminal facilities and related properties and assets;
          (ii) all motor vehicles, tractors, trailers, tanks, railcars, other vehicles, machinery and related equipment, whether owned or leased;

          (iii) every contract, agreement, arrangement, grant, gift, trust or other arrangement or understanding of any kind;
          (iv) any and all rights, claims and causes of action under warranties, insurance policies, contracts and related rights;
          (v) communication equipment, computer equipment and software and leasehold interests therein;
          (vi) all know-how, every trade secret, every customer list and all other confidential information of every kind;
          (vii) every customer relationship, employee relationship, supplier relationship and other relationship of any kind;
          (viii)  every other proprietary right of any kind;
          (ix) all governmental licenses, permits, approvals, franchises, registrations and authorizations of every kind;
          (x) copies of all of the books, records, papers and instruments, including without limitation, accounting and financial records;
          (xi) any and all monies, rents, revenues, accounts receivable or other proceeds receivable;
          (xii)  all deposits, prepayments and prepaid expenses;
          (xiii)  all unbilled receivables;
          (xiv) all trade names, trademarks, service marks, logos, marks and symbols of any kind, together with all goodwill associated therewith and all other trade names, trademarks and service marks;

          (xv) all rights, benefits, privileges and appurtenances pertaining to any of the foregoing;
     excluding, however, any of such assets that constitute Plains Excluded Assets.
          "LAWS" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.
          "OPERATING PARTNERSHIP AGREEMENT" has the meaning assigned to such term in the Recitals to this Agreement.
          "PAAI ASSETS" means the CT&T Assets and the Gathering LLC Interest. "PAAI ASSUMED LIABILITIES" means all of PAAI's liabilities arising from or relating to the PAAI Assets or the Business, as of the Effective Time, of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of PAAI as of the Effective Time, excluding, however, any of such liabilities that constitute PAAI Excluded Liabilities.
          "PAAI EXCLUDED ASSETS" means the assets of PAAI described in Schedule ___ hereto.
          "PAAI EXCLUDED LIABILITIES" means all of the liabilities of PAAI described on Schedule ___ hereto.
          "PAAI LLC" has the meaning assigned to such term in the Recitals to this Agreement.
          "PAAI OLP INTEREST" has the meaning assigned to such term in Section 2.2.
          "PARTNERSHIP" has the meaning assigned to such term in the opening paragraph of this Agreement.

          "PARTNERSHIP AGREEMENT" has the meaning assigned to such term in the Recitals to this Agreement.
          "PLAINS ASSETS" means (a) the Cushing Terminal and the Ingleside Terminal and (b) to the extent same comprise a part of or are used exclusively in connection with the operation of the Business, the assets described below:
          (i) the real property and other property interests described in that certain Conveyance, Assignment and Bill of Sale (Truck Terminals) of even date herewith from Plains Resources to Plains Marketing;
          (ii) storage tanks, stations, substations, terminal facilities and related properties and assets;
          (iii) all motor vehicles, tractors, trailers, tanks, railcars, other vehicles, machinery and related equipment, whether owned or leased;
          (iv) every contract, agreement, arrangement, grant, gift, trust or other arrangement or understanding of any kind;
          (v) any and all rights, claims and causes of action under warranties, insurance policies, contracts or related rights;
          (vi) communication equipment, computer equipment and software and leasehold interests therein;
          (vii) all know-how, every trade secret, every customer list and all other confidential information of every kind;
          (viii) every customer relationship, employee relationship, supplier relationship and other relationship of any kind;

          (ix) every other proprietary right of any kind;
          (x) all governmental licenses, permits, approvals, franchises, registrations and authorizations of every kind;
          (xi) copies of all of the books, records, papers and instruments, including without limitation, accounting and financial records;
          (xii) any and all monies, rents, revenues, accounts receivable or other proceeds receivable;
          (xiii)  all deposits, prepayments and prepaid expenses;
          (xiv)  all unbilled receivables;
          (xv) all trade names, trademarks, service marks, logos, marks and symbols of any kind, together with all goodwill associated therewith and all other trade names, trademarks and service marks;
          (xvi) all rights, benefits, privileges and appurtenances pertaining to any of the foregoing;
     excluding, however, any of such assets that constitute Plains Excluded Assets.

          "PLAINS ASSUMED LIABILITIES" means all of Plain's liabilities arising from or relating to the Plains Assets or the Business (including the Subsidiary
Debt), as of the Effective Time, of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Plains Resources as of the Effective Time, excluding, however, any of such liabilities that constitute Plains Excluded Liabilities.

          "PLAINS EXCLUDED ASSETS" means those assets of Plains Resources described on Schedule __ hereto.

          "PLAINS EXCLUDED LIABILITIES" means all of the liabilities described on Schedule __ hereto [include $3 Million in Ingleside environmental liability covered in Omnibus Agreement].
          "PLAINS GRANTORS" means Plains Resources and PAAI.
          "PLAINS MARKETING" has the meaning assigned to such term in the opening paragraph of this Agreement.
          "PLAINS MIDSTREAM SUBSIDIARIES" means, collectively, Plains Transportation, Plains Terminal, PLX Crude and PLX Ingleside.
          "RESTRICTION" has the meaning assigned to such term in Section 9.2. "RESTRICTION-ASSET" has the meaning assigned to such term in Section
9.2.
          "SPECIFIC CONVEYANCES" has the meaning assigned to such term in
Section 2.2.
          "SUBORDINATED UNITS" has the meaning assigned to such term in the recitals of this Agreement.
          "SUBSIDIARY ASSETS" means the Plains Assets and the PAAI Assets. "SUBSIDIARY DEBT" shall mean approximately $31.1 Million of indebtedness bearing interest at 10 1/4% per annum and due in July of 1999, owed by the Plains Midstream Subsidiaries to Plains Resources.

     1.2  CONCURRENT TRANSACTIONS.
          (a) All American L.P. hereby assumes and agrees to pay $175 Million of Existing Indebtedness.
          (b) All American L.P. hereby distributes 100% of its ownership interest in Gathering LLC to PAAI.
          (c) All American hereby distributes the All American WC Assets to
PAAI.

          (d) Gathering LLC hereby distributes the Gathering LLC WC Assets to PAAI.
                                   ARTICLE II
                        CONTRIBUTIONS AND SALE OF ASSETS

     2.1 CONTRIBUTION OF ASSETS BY PAAI. PAAI hereby grants, contributes, transfers and conveys to Plains Marketing, its successors and assigns, for its and their own use forever, all right, title and interest in and to the PAAI Assets in exchange for (i) a general partner interest and a limited partner interest (the "PAAI OLP Interest") in Plains Marketing representing, in the aggregate a 50% interest in the capital and profits of Plains Marketing and (ii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and Plains Marketing hereby accepts the PAAI Assets, as a contribution to the capital of Plains Marketing.

          TO HAVE AND TO HOLD the PAAI Assets unto Plains Marketing, its successors and assigns, together with all and singular the rights and appurtenances thereto in any wise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.2 CONTRIBUTION OF PAAI. PAAI hereby grants, contributes, transfers and conveys to the Partnership, its successors and assigns, for its and their own use forever, all right, title and interest of PAAI in and to the PAAI OLP Interest and the All American LP Interest in exchange for (i) a 1% general partner interest in the Partnership, (ii) Subordinated Units and Common Units and (iii) other good and valuable consideration, the sufficiency of which is hereby acknowledged and the Partnership hereby accepts the PAAI OLP Interest and the All American LP Interest, as a contribution to the capital of the Partnership.

          TO HAVE AND TO HOLD the PAAI OLP Interest and the All American L.P. Interest unto the Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.3 CONTRIBUTION OF PAAI LLC. PAAI LLC hereby grants contributes, transfers and conveys to the Partnership, its successors and assigns, for its and their own use forever, all right, title and interest of PAAI LLC in and to its .001% limited partner interest in All American LP in exchange for Subordinated Units and other good and valuable consideration, the sufficiency of which is hereby acknowledged and the Partnership hereby accepts the .001% limited partner interest in All American LP, as a contribution to the capital of the Partnership.

          TO HAVE AND TO HOLD the .001% limited partner interest in All American L.P. unto the Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.4 PUBLIC CASH CONTRIBUTION. The parties to this Agreement acknowledge a cash contribution of $262 Million from the public in exchange for Common Units.

     2.5 PARTNERSHIP CASH DISTRIBUTION. PAAI and Plains Marketing acknowledge that the Partnership has distributed (i) cash in the amount of $147.3 Million to PAAI as a reimbursement for certain capital expenditures and (ii) cash in the amount of $114.7 Million to Plains Marketing.

     2.6 SALE OF ASSETS BY PLAINS RESOURCES. Plains Resources hereby sells and conveys to Plains Marketing, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Plains Assets in exchange for (i) the right to receive $93.7 Million in cash, (ii) the assumption certain liabilities by Plains Marketing as provided in Section 4.1 and (iii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          TO HAVE AND TO HOLD the Plains Assets unto Plains Marketing, its successors and assigns, together with all and singular, the rights and appurtenances thereto in any wise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.7 PAAI USE OF PROCEEDS. The parties to this Agreement acknowledge that PAAI has used a portion of the cash received from the Partnership in Section 2.5 above to discharge $110 Million of indebtedness incurred to acquire the Business and has distributed the balance of cash to Plains Resources.

     2.8 CONTRIBUTION OF THE PARTNERSHIP. The Partnership hereby grants, contributes, transfers and conveys to Plains Marketing, its successors and assigns, for its and their own use forever, all right, title and interest of the Partnership in and to the All American LP Interest as a contribution to the capital of Plains Marketing.

          TO HAVE AND TO HOLD the All American LP Interest unto Plains Marketing, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.9 CONTRIBUTION OF PAAI. PAAI hereby grants, contributes, transfers and conveys to Plains Marketing, its successors and assigns, for its and their own use forever, all right, title and interest of PAAI in and to all but .001% of its general partner interest in All American L.P. as a contribution to the capital of Plains Marketing.

          TO HAVE AND TO HOLD the general partner interest in All American L.P. unto Plains Marketing, its successors and assigns, together with all and singular the rights and appurtenances hereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.10 SPECIFIC CONVEYANCES. To further evidence the asset conveyances recited in this Article II and more fully and effectively convey record title with respect to the real property included in the Subsidiary Assets, the Plains Grantors have each executed and delivered to Plains Marketing a Conveyance, Assignment and Bill of Sale (the "Specific Conveyances"). The Specific Conveyances shall evidence and perfect the sale and contribution made by this Agreement and shall not constitute a second conveyance of the Subsidiary Assets or interests therein and shall be subject to the terms of this Agreement. The Specific Conveyances are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth and are not intended to create, and shall not create, any additional covenants or warranties of or by either of the Plains Grantors.

                                  ARTICLE III
                            ADDITIONAL TRANSACTIONS

     3.1 MERGER OF GATHERING LLC AND PLAINS MARKETING. The parties to this Agreement acknowledge that Gathering LLC has been merged with and into Plains Marketing.

     3.2 PAAI CONTRIBUTION TO PAAI LLC. PAAI hereby grants, contributes, transfers and conveys to PAAI LLC, its successors and assigns, for its and their own use forever, all right, title and interest of PAAI in and to all of the Subordinated Units and Common Units held by PAAI as a contribution to the capital of the PAAI LLC.

          TO HAVE AND TO HOLD the Subordinated Units and Common Units unto PAAI LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     3.3 ALL AMERICAN LP REFINANCING. The parties to this Agreement acknowledge that All American LP shall refinance the Existing Indebtedness assumed in Section 1.2(a) above.

                                   ARTICLE IV
                       ASSUMPTION OF CERTAIN LIABILITIES

     4.1. ASSUMPTION OF CERTAIN PLAINS LIABILITIES BY PLAINS MARKETING. In connection with the sale and transfer of the Plains Assets to Plains Marketing by Plains Resources, Plains Marketing hereby assumes and agrees to duly and timely pay, perform and discharge the Plains Assumed Liabilities, to the full extent that Plains Resources has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Plains Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Plains Assumed Liabilities shall not increase the obligation of Plains Marketing with respect to the Plains Assumed Liabilities beyond that of Plains Resources, waive any valid defense that was available to Plains Resources with respect to the Plains Assumed Liabilities or enlarge any rights or remedies of any third party under any of the Plains Assumed Liabilities.

     4.2. ASSUMPTION OF CERTAIN PAAI LIABILITIES BY PLAINS MARKETING. In connection with the contribution and transfer of the PAAI Assets to Plains Marketing by PAAI, Plains Marketing hereby assumes and agrees to duly and timely pay, perform and discharge the PAAI Assumed Liabilities, to the full extent that PAAI has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the PAAI Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the PAAI Assumed Liabilities shall not increase the obligation of Plains

Marketing with respect to the PAAI Assumed Liabilities beyond that of PAAI, waive any valid defense that was available to PAAI with respect to the PAAI Assumed Liabilities or enlarge any rights or remedies of any third party under any of the PAAI Assumed Liabilities.

                                   ARTICLE V
                                INDEMNIFICATION

     5.1. INDEMNIFICATION WITH RESPECT TO PLAINS EXCLUDED LIABILITIES. Plains Resources shall indemnify, defend and hold harmless the Partnership, Plains Marketing, their respective officers and directors and their respective successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Plains Resources as of the Effective Time, arising from or relating to (i) the Plains Excluded Liabilities or (ii) any failure of Plains Resources to comply with any applicable bulk sales law of any jurisdiction in connection with the transfer of the Plains Assets to Plains Marketing.

     5.2. INDEMNIFICATION WITH RESPECT TO PAAI EXCLUDED LIABILITIES. PAAI shall indemnify, defend and hold harmless the Partnership, Plains Marketing, their respective officers and directors and their respective successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of PAAI as of the Effective Time, arising from or relating to (i) the PAAI

Excluded Liabilities or (ii) any failure of PAAI to comply with any applicable bulk sales law of any jurisdiction in connection with the transfer of the PAAI Assets to Plains Marketing.

     5.3. INDEMNIFICATION WITH RESPECT TO PLAINS ASSUMED LIABILITIES. Plains Marketing shall indemnify, defend and hold harmless Plains Resources, its officers and directors, its successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Plains Resources as of the Effective Time, arising from or relating to the Plains Assumed Liabilities.

     5.4. INDEMNIFICATION WITH RESPECT TO PAAI ASSUMED LIABILITIES. Plains Marketing shall indemnify, defend and hold harmless PAAI, its officers and directors, its successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of PAAI as of the Effective Time, arising from or relating to the PAAI Assumed Liabilities.

                                   ARTICLE VI
                                 TITLE MATTERS

     6.1. ENCUMBRANCES. The contribution and sale of the Assets made under this Agreement are made expressly subject to (a) all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Assets or the

Business and operations conducted thereon or therewith, in each case to the extent the same are valid, enforceable and affect the Assets, including, without limitation, all matters that a current survey or visual inspection of the Assets would reflect, (b) the Plains Assumed Liabilities, (c) the PAAI Assumed Liabilities and (d) all matters contained in the Specific Conveyances.

     6.2.   DISCLAIMER OF WARRANTIES; SUBROGATION; WAIVER OF BULK SALES LAWS.
          (a) THE PLAINS GRANTORS ARE CONVEYING THE ASSETS "AS IS" WITHOUT REPRESENTATION OR WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY (ALL OF WHICH THE PLAINS GRANTORS HEREBY DISCLAIM), AS TO (i) TITLE, (ii) FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR DESIGN OR QUALITY, OR
     (iii) ANY OTHER MATTER WHATSOEVER. THE PROVISIONS OF THIS SECTION 6.2 HAVE BEEN NEGOTIATED BY Plains Marketing AND THE PLAINS GRANTORS AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF THE PLAINS GRANTORS, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH HEREIN.
          (b) The contribution of the Assets made under this Agreement is made with full rights of substitution and subrogation of Plains Marketing, and all persons claiming by, through and under Plains Marketing, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the Plains Grantors, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.
          (c) The Plains Grantors and Plains Marketing agree that the disclaimers contained in this Section 6.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived and negated.
          (d) Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                  ARTICLE VII
                               FURTHER ASSURANCES

     7.1. FURTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, Plains Resources or PAAI, as the case may be, shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure Plains Marketing, its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to Plains Marketing or intended so to be and (ii) more fully and effectively to vest in the Partnership and its successors and assigns beneficial and record title to the interests hereby contributed and assigned to the Partnership or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

     7.2. PARTNERSHIP AND OPERATING PARTNERSHIP ASSURANCES. From time to time after the date hereof, and without any further consideration, the Partnership and Plains Marketing shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                  ARTICLE VIII
                               POWER OF ATTORNEY

     The Plains Grantors hereby constitute and appoint Plains Marketing, its successors and assigns, their true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the Plains Grantors, their successors and assigns, and for the benefit of Plains Marketing, its successors and assigns, to demand and receive from time to time the Assets and to execute in the name of the Plains Grantors and their successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Plains Marketing or the Plains Grantors for the benefit of Plains Marketing, as may be appropriate, any and all proceedings at law, in equity or otherwise which Plains Marketing, its successors and assigns may deem proper in order to collect, assert or enforce any claims, rights or titles of any kind in and to the Assets, and to defend and compromise any and all actions, suits or proceedings in respect of any of the Assets and to do any and all such acts and things in furtherance of this Agreement as Plains Marketing, its successors or assigns shall deem advisable. The Plains Grantors hereby declare that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of the Plains Grantors, their successors or assigns or by operation of law.

                                   ARTICLE IX
                                 MISCELLANEOUS

     9.1.    ORDER OF COMPLETION OF TRANSACTIONS; EFFECTIVE TIME.
          (a) The transactions provided for in Articles I, II and III of this Agreement shall be completed on the date of this Agreement in the following order:
          First, the transactions provided for in Article I shall be completed; Second, the transactions provided for in Article II shall be completed; and
          Third, the transactions provided for in Article III shall be completed.
          (b) The contribution of the Assets to Plains Marketing shall be effective for all purposes as of the Effective Time.

     9.2. CONSENTS; RESTRICTION ON ASSIGNMENT. If there are prohibitions against or conditions to the conveyance of one or more portions of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate Plains Marketing's rights with respect to such portion of the Assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (herein called the "Restriction-Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of Plains Marketing or either of the Plains Grantors. The Plains Grantors and Plains Marketing agree to use their best efforts to obtain satisfaction of any Restriction on a timely basis. The description of any portion of the Assets as a "Restriction-Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction-Asset exists, the Plains Grantors agree to hold such Restriction-Asset in trust for the exclusive benefit of Plains Marketing and to otherwise use their best efforts to provide Plains Marketing with the benefits thereof, and the Plains Grantors will enter into other agreements, or take such other action as they deem necessary, in order to help ensure that Plains Marketing has the assets and concomitant rights necessary to enable it to operate the Assets contributed to Plains Marketing in all material respects as they were operated prior to the Effective Time.

     9.3. COSTS. Plains Marketing shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, Plains Marketing shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 9.2.

     9.4. HEADINGS: REFERENCES: INTERPRETATION. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     9.5. SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

     9.6. NO THIRD PARTY RIGHTS. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     9.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     9.8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

     9.9. SEVERABILITY. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

     9.10. DEED; BILL OF SALE; ASSIGNMENT. To the extent required by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

     9.11. AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

     9.12 INTEGRATION. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                              PLAINS RESOURCES INC., a Delaware corporation


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________


                              PLAINS MARKETING, L.P., a Delaware limited
                                               partnership

                              By:  Plains All American Inc., a Delaware
                                   corporation, as general partner



                                  By:______________________________________
                                  Name:____________________________________
                                  Title:___________________________________


                              PLAINS ALL AMERICAN PIPELINE, L.P., a
                              Delaware limited partnership

                              By: Plains All American Inc., a Delaware
                                   corporation, as general partner



                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                              ALL AMERICAN, L.P., a Texas limited partnership

                              By: Plains All American Inc., a Delaware
                                   corporation, as general partner



                                  By:______________________________________
                                  Name:____________________________________
                                  Title:___________________________________


                              PLAINS ALL AMERICAN INC., a
                              Delaware corporation



                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________


                              PAAI, LLC, a Delaware limited liability company



                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________


                              GATHERING LLC, a Texas limited liability company



                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________